Income tax expense	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Income tax expense

6	Income tax expense

The charge for the year can be reconciled to the loss per the income statements as follows:

	2024	2023
	€	€
Loss before taxation	(1,320,353)	(5,308,332)
Expected tax credit based on a corporation tax rate of 12.50% (2023: 12.50%)	165,044	663,542
Tax benefits not recognized	(165,044)	(663,542)
Net deferred tax asset for the year	–	–